Exhibit 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Agreement”) dated as of July 15, 2014 by and among ARES HOLDINGS L.P., a Delaware limited partnership (as successor by conversion to Ares Holdings LLC) (“Ares Holdings”), ARES DOMESTIC HOLDINGS L.P., a Delaware limited partnership (“Ares Domestic Holdings”), ARES INVESTMENTS L.P., a Delaware limited partnership (as successor by conversion to Ares Investments LLC) (“Ares Investments”), ARES REAL ESTATE HOLDINGS L.P., a Delaware limited partnership (“Ares Real Estate”, together with Ares Holdings, Ares Domestic Holdings, Ares Investments and any other Person that thereafter become borrowers under the Credit Agreement by joinder, are referred to hereinafter individually and collectively, jointly and severally, as the “Borrower”), the Guarantors party hereto, the lenders identified on the signature pages hereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”) and JPMorgan Chase Bank, N.A., as Agent.

The Borrower and the Lenders party hereto wish now to amend that certain Sixth Amended and Restated Senior Credit Agreement, dated as of April 21, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) as follows:

Section 1.  Definitions.  Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.  This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.       Amended Sections.  The proviso to Section 6.1 of the Credit Agreement shall by amended by deleting the provision in its entirety.  Accordingly, the following language is hereby deleted:

“provided that in no event shall the Borrower or any of its Subsidiaries be liable for any Debt of any Ares Fund (which shall not include obligations to contribute cash, Assets or Investments to any Ares Fund to the extent not prohibited by Section 6.3, 6.6 or 6.7 or obligations in respect of letters of credit to the extent such obligations are otherwise permitted to be incurred under this Section 6.1).”

Section 3.  Representations and Warranties.  Each Borrower, individually as to itself only, represents and warrants to the Lenders and the Administrative Agent, that this Agreement has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4.  Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:

(a)           Execution.  The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower and the Lenders constituting the Required Lenders under the Credit Agreement.

Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. Except as herein provided, this Agreement shall not operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  This Agreement and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of law principles that would lead to the application of laws other than the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ARES HOLDINGS L.P.,
a Delaware limited partnership

By:	/s/ Christina Oh
Name:	Christina Oh
Title:	Authorized Signatory

ARES INVESTMENTS L.P.,
a Delaware limited partnership

By:	/s/ Christina Oh
Name:	Christina Oh
Title:	Authorized Signatory

ARES DOMESTIC HOLDINGS L.P.,
a Delaware limited partnership

By:	/s/ Christina Oh
Name:	Christina Oh
Title:	Authorized Signatory

ARES REAL ESTATE HOLDINGS L.P.,
a Delaware limited partnership

By:	/s/ Christina Oh
Name:	Christina Oh
Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/s/ Lauren Gubkin
Name:	Lauren Gubkin
Title:	Vice President

U.S. Bank National Association,
as a Lender

By:	/s/ Heath Williams
Name:	Heath Williams
Title:	Vice President

Deutsche Bank AG New York Branch,
as a Lender

By:	/s/ Kirk Tashjian
Name:	Kirk Tashjian
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

Bank of America, N.A.,
as a Lender

By:	/s/ Dominic Malleo
Name:	Dominic Malleo
Title:	Director

City National Bank,
as a Lender

By:	/s/ Brandon L. Feitelson
Name:	Brandon L. Feitelson
Title:	Senior Vice President

Union Bank, N.A.,
as a Lender

By:	/s/ Peter Thompson
Name:	Peter Thompson
Title:	Vice President

Citibank, N.A.,
as a Lender

By:	/s/ Alex Duka
Name:	Alex Duka
Title:	Managing Director

Morgan Stanley Bank, N.A.,
as a Lender

By:	/s/ Harry Comninellis
Name:	Harry Comninellis
Title:	Authorized Signatory

Royal Bank of Canada,
as a Lender

By:	/s/ Greg DeRise
Name:	Greg DeRise
Title:	Authorized Signatory

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Credit Suisse AG, New York Branch,
as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Authorized Signatory

SunTrust Bank,
as a Lender

By:	/s/ Doug Kennedy
Name:	Doug Kennedy
Title:	Vice President

Barclays Bank PLC,
as a Lender

By:	/s/ Irina Dimova
Name:	Irina Dimova
Title:	Vice President

Wells Fargo Bank, National Association,
as a Lender

By:	/s/ Luke Harbinson
Name:	Luke Harbinson
Title:	Vice President